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                                                                   EXHIBIT 99(a)



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

            (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  November 8, 2002                By:/s/ Robert M. Zak
                                        -----------------------------------
                                        Robert M. Zak, Senior Vice President and
                                        Chief Operating Officer
                                        (Chief Executive Officer)



Dated:  November 8, 2002                By:/s/ Kenneth J. Wilson
                                        -----------------------------------
                                        Kenneth J. Wilson, Vice President & CFO
                                        (Chief Financial Officer)